Other non-current financial assets	12 Months Ended
Mar. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Other non-current financial assets	Other non-current financial assets

(EUR thousand)	For the financial year ended March 31
Other non-current financial assets	2024	2023
Collateral for lease and other agreements	11,828	11,774
Pledged asset for endowment insurance	2,512	2,433
Collateral for Bank Guarantees	1,560	—
Total	15,900	14,207
The pledged asset for endowment insurance is related to agreements with two former employees in Sweden, within the framework of supplementary pensions for salaried employees secured by insurance policies with external providers and reported as defined contribution plan. The Group paid a lump sum to the insurance company and pledged it in its entirety for the benefit of the two employees; the asset is reported as a financial asset under other non-current financial assets, whereas the corresponding commitment is reported as other non-current financial liability (refer to Note 27). The asset is remeasured at fair value, and these agreements do not meet the definition of a pension plan. Global Blue made no payments during the fiscal year ended March 31, 2024 and does not have any further payment obligations as the beneficiaries are only due the value of the pledged asset, for example if the value goes up they will receive more, if it goes down they will receive less.
The collateral for lease and other agreements comprises mainly of deposits with lessors, tax authorities, merchants and other agreements. The fair value of other non-current receivables does not differ significantly from their book value.